Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2015 Second Quarter Update Holstenplatz, Hamburg, Germany

Dial-In and Replay Information To listen to today’s call: Dial: 866-564-7431 Conference ID: 6727126 For a replay of today’s call: Dial: 888-203-1112 Conference ID: 6727126

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our investments are located; the availability of cash flow from operating activities for special distributions, if any; conflicts of interest arising out of our relationships with our advisor and its affiliates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; our ability to secure leases at favorable rental rates; our ability to sell our assets at a price and on a timeline consistent with our investment objectives; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.

Agenda Notable Events Portfolio Updates Financial Review Strategy Review Questions River Club and Townhomes at River Club, Athens, GA

Notable Events In asset disposition phase Estimated average annual return on February 2015 sale of AJS, in dollars: 12.6% Estimated return, in euros: 21.7% After end of Q2, Holstenplatz under contract for sale Contract sales price: €16.5 million Original contract purchase price: €10.25 million Anticipated closing: Q3 2015 Holstenplatz, Hamburg, Germany

Notable Events (cont.) After end of Q2, Wimberly at Deerwood under contract for sale Contract sales price: $43.5 million Original contract purchase price: $35.6 million Anticipated closing: Q3 2015 Continued to focus on identifying opportunities to sell additional assets Wimberly at Deerwood, Jacksonville, FL

Behringer Harvard Opportunity REIT II Portfolio Holstenplatz River Club 22 Exchange STUDENT HOUSING INVESTMENTS Courtyard by Marriott - Kauai Gardens Medical Pavilion Prospect Park Development Mezzanine Financing MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Wimberly at Deerwood Lakewood Flats Under Contract Under Contract

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard Marriott Kauai, Hawaii Year-over-year improvement in key operating measures (year to date through June 30, 2015) Revenues: +7.5% Occupancy rate: +1.4 pct. pts. ADR: +3.6% RevPAR: +7.7% NOI: +14.4%

Arbors Harbor Town Memphis, Tennessee Avg. in-place rents were $1.26/s.f., up 2% YOY 95%-occupied Multifamily Investments Lakes of Margate Margate, Florida Avg. in-place rents were $1.43/s.f., up 4% YOY 93%-occupied

Multifamily Investments (cont.) Parkside Apartments Sugar Land, Texas Renovations on track Avg. in-place rents were $1.17/s.f., up 5% YOY 84%-occupied Lakewood Flats Dallas, Texas Avg. in-place rents were $1.54/s.f., up 5% compared with acquisition 95%-occupied

River Club Athens, Georgia 100% pre-leased for 2015/16 academic year Focus is on growing rental rates Student Housing Investments 22 Exchange Akron, Ohio 95% pre-leased for 2015/16 academic year Market still reflects strong competition and lower enrollment New management successful in increasing leasing and occupancy

Gardens Medical Pavilion Palm Beach Gardens, Florida Recent open house generated good interest from prospective tenants Executed lease agreement with new tenant Approximately 60%-leased Gardens Medical Pavilion, Palm Beach Gardens, FL

Financial Review Selected Financial Data (Dollars in thousands) 2015 2014 Change % Change Rental Revenue 8,465 $ 7,889 $ 576 $ 7.3% Property Operating Expenses 2,767 $ 2,625 $ 142 $ 5.4% Hotel Revenue 4,314 $ 4,138 $ 176 $ 4.3% Hotel Operating Expenses 3,116 $ 2,988 $ 128 $ 4.3% 2015 2014 Change % Change Rental Revenue 16,951 $ 15,770 $ 1,181 $ 7.5% Property Operating Expenses 5,664 $ 5,349 $ 315 $ 5.9% Hotel Revenue 9,142 $ 8,502 $ 640 $ 7.5% Hotel Operating Expenses 6,274 $ 6,010 $ 264 $ 4.4% Three Months Ended June 30, Six Months Ended June 30,

Financial Review Funds From Operations* * For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on August 20, 2015. 2015 2014 Change $0.05 $0.02 $0.03 2015 2014 Change $0.10 $0.05 $0.05 Six Months Ended June 30, Three Months Ended June 30,

Financial Review (cont.) (Dollars in thousands) Portfolio Debt Interest Maturity Description 6/30/15 Rate Date Courtyard - Kauai 38,000 30-day LIBOR +0.95% (1) 11/09/15 Gardens Medical Pavilion 13,491 4.90% 01/01/18 River Club and the Townhomes at River Club 24,482 5.26% 05/01/18 Parkside 10,649 5.00% 06/01/18 Arbors Harbor Town 25,362 3.99% 01/01/19 Lakewood Flats 33,500 30-day LIBOR +1.50% (1) 11/05/19 Lakes of Margate 14,617 5.49% and 5.92% 01/01/20 Wimberly at Deerwood 26,551 30-day LIBOR + 2.28% (1) 03/01/23 22 Exchange 19,500 3.93% 05/05/23 206,152 $ (1) 30-day LIBOR was 0.19% at June 30, 2015. Balance as of • Total assets at June 30, 2015 were $364.7 million. • Total Debt/Total Assets at June 30, 2015 was 56.5% (including unamortized premium associated with Parkside). • The weighted average interest rate at June 30, 2015 was 3.3%. • The weighted average remaining loan term at June 30, 2015 was 3.9 years.

Operating Strategy 1875 Lawrence, Denver, CO Continue the disposition phase Maintain a strong balance sheet, which provides flexibility to execute Manage assets to increase value and position for sale Continue to consider additional special cash distributions from asset sales

Playback Information Representatives may log on to the password-protected portion of the Behringer website (www.behringerinvestments.com) in the Financial Professional’s log-in section for a playback of today’s call Investors may dial toll free (888) 203-1112 and use conference ID 6727126 to access a playback of today’s call Replays will be available until September 18, 2015.